Change in Estimate	12 Months Ended
Dec. 31, 2015
Change in Accounting Estimate [Abstract]
Change in Accounting Estimate
Change in Accounting Estimate
The Company capitalizes eligible software development costs, including salaries and payroll-related costs of employees who devote time to the development. Capitalization begins when a detail program design is completed and technological feasibility has been established. These costs are amortized on a straight-line basis over the estimated useful life. In the second quarter of 2015, based on changes in one of the Company's ongoing projects, the Company determined that the detailed program designs were no longer sufficiently complete to establish technological feasibility of this project. As such, all costs previously capitalized for this project, approximately $1.3 million, and all subsequent costs incurred through December 31, 2015, approximately $9.2 million, have been recorded to research and development expense.
The Company records inventory at cost according to ASU No. 330, Inventory ("ASU 330"). In the third quarter of 2015, the Company identified that certain lots of OmniPods had increased complaints relating to the deployment of the needle mechanism. The Company believes that all goods produced with the specific tooling changes of needle mechanism components are subject to replacement, including certain OmniPod lots that were held as inventory. As such, the Company has determined that it will not recover any amounts related to this inventory. Accordingly, this change in estimate increased our cost of revenue in the year ended December 31, 2015 by approximately $7.3 million.